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U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 13, 2005

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)
399 Park Avenue, New York, New York (Address of principal executive offices)		10043 (Zip Code)

(212) 559-1000
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 8.01    Other Events

        Attached hereto as Exhibit 99.1 and incorporated by reference herein is the Historical Financial Data Supplement of Citigroup Inc. and subsidiaries, reflecting the disclosure of Discontinued Operations and other related effects pertaining to the announced sale of Citigroup's Travelers Life & Annuity and substantially all of Citigroup's international insurance businesses.

Item 9.01    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number
99.1	Historical Financial Data Supplement.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: April 13, 2005	By:	/s/ JOHN C. GERSPACH Name: John C. Gerspach Title: Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number
99.1	Historical Financial Data Supplement, issued by Citigroup Inc..

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CITIGROUP INC. Current Report on Form 8-K
SIGNATURE
EXHIBIT INDEX